EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the registrant certifies, to the best of his knowledge, that the registrant's Quarterly Report on Form 10-QSB for the period ended March 31, 2004 (the "Form 10-QSB") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB, fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 17, 2004


/s/ Masafumi Hata
Amanasu  Technologies  Corporation
Masafumi  Hata
Chairman,  President,  Director  and  Principle  Accounting  Officer